SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to SS.240.14a-12

1st CENTENNIAL BANCORP

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 22, 2003

TO THE SHAREHOLDERS OF 1st CENTENNIAL BANCORP:

          NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the “Meeting”) of 1st Centennial Bancorp will be held at the Redlands Country Club, 1749 Garden Street, Redlands, California, on Tuesday, April 22, 2003, at 6:00 p.m., for the purpose of considering and voting upon the following matters.

          1.          Election of Directors.  Electing the following twelve (12) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified:

James R. Appleton	William A. McCalmon
Bruce J. Bartells	Patrick J. Meyer
Carole H. Beswick	Richard M. Sanborn
Irving M. Feldkamp, III	Timothy P. Walbridge
Larry Jacinto	Stanley C. Weisser
Ronald J. Jeffrey	Douglas F. Welebir

          2.          Transacting such other business as may properly come before the Meeting and any and all adjournments thereof.

          Our Bylaws provide for the nomination of directors in the following manner:

“Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors.  Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than 60 days prior to any meeting of shareholders called for the election of directors, and no more than 10 days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2(d) of these bylaws; provided, however, that if only 10 days’ notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting.  Such notification shall contain the following information to the extent known to the notifying shareholder: (A) the name and address of each proposed nominee; (B) the principal occupation of each proposed nominee; (C) the number of shares of voting stock of the Corporation owned by each proposed nominee; (D) the name and residence address of the notifying shareholder; and (E) the number of shares of voting stock of the Corporation owned by the notifying shareholder.  Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for each such nominee.”

          Only those shareholders of record at the close of business on February 28, 2003 will be entitled to notice of and to vote at the Meeting.

DATED: April 3, 2003	By Order of the Board of Directors

/s/ SALLY FLANDERS

Sally Flanders Secretary

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE.  WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

1st CENTENNIAL BANCORP
218 East State Street
Redlands, California 92373
(909) 798-3611

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 22, 2003

INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Meeting”) of 1st Centennial Bancorp (“1st Centennial”) to be held at the Redlands Country Club, 1749 Garden Street, Redlands, California, at 6:00 p.m., on Tuesday, April 22, 2003 and at any and all adjournments thereof.  The solicitation of the Proxy accompanying this Proxy Statement is made by our Board of Directors, and we will bear the costs of such solicitation.

          We expect to mail this Proxy Statement and accompanying Notice to shareholders on approximately April 3, 2003.

          The matters to be considered and voted upon at the Meeting will be:

          1.          Election of Directors.  To elect twelve (12) persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

          2.          To transact such other business as may properly come before the Meeting and any and all adjournments thereof.

Revocability of Proxies

          A Proxy for use at the Meeting is enclosed.  Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of 1st Centennial1 an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.  Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying Proxy (the “Proxy Holders”) in accordance with the instructions on the Proxy.  If no instruction is specified with respect to a matter to be acted upon, the shares represented by the Proxy will be voted in favor of the election of the nominees for directors set forth herein and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

Solicitation of Proxies

          1st Centennial will bear the cost of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies. The proxies will be solicited principally through the mails, but directors, officers and regular employees of 1st Centennial may solicit proxies personally or by telephone.  Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these proxy solicitation materials to shareholders whose stock in 1st Centennial is held of

1As used throughout this Proxy Statement, the terms “1st Centennial,” “we,” “us” and “our” refer to 1st Centennial Bancorp and its subsidiaries unless the context indicates another meaning.

record by such entities, and 1st Centennial will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.  In addition, 1st Centennial may pay for and utilize the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it advisable.

VOTING SECURITIES

          There were issued and outstanding 1,262,505 shares2 of our common stock on February 28, 2003, which has been set as the Record Date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting.  The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of our common stock is necessary to constitute a quorum at the Meeting for the transaction of business.  Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but are not counted on any matters brought before the Meeting.

          Each holder of common stock will be entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of 1st Centennial as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a candidate’s or candidates’ name(s) have been properly placed in nomination prior to the voting and a shareholder present at the Meeting has given notice of his or her intention to vote his or her shares cumulatively.  If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.  Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate.  The twelve (12) candidates receiving the highest number of votes will be elected.  If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.  An abstention or broker non-vote will have the same effect as a vote against a director nominee and against any other matters submitted for shareholder approval.

PRINCIPAL SHAREHOLDERS

          Management knows of no person who owned beneficially more than 5% of the outstanding common stock of 1st Centennial as of February 28, 2003.

ELECTION OF DIRECTORS

          Our Bylaws currently provide that the number of directors shall be not fewer than eight (8) nor more than thirteen (13) until changed by a bylaw amendment duly adopted by the vote or written consent of our shareholders.  The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof or by a resolution duly adopted by the vote or written consent of our shareholders or by our Board of Directors.  The exact number of directors is presently fixed at twelve (12).

          The first twelve (12) persons named below, all of whom are present members of the Board of Directors, will be nominated for election to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.  Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said twelve (12) nominees, or as many thereof as possible under applicable voting rules.  In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors.  Management has no reason to believe that any nominee will become unavailable.

2 As adjusted to reflect the 5% stock dividend payable on March 10, 2003 to shareholders of record as of February 7, 2003.

          The following table sets forth certain information as of February 28, 2003 with respect to (i) each of the persons to be nominated by the Board of Directors for election as directors, (ii) each of 1st Centennial’s directors and executive officers, and (iii) the directors and executive officers of 1st Centennial as a group:

Name and Offices Held with 1st Centennial[3]	Principal Occupation for the Past Five Years	Age	Year First Elected or Appointed Director	Common Stock Beneficially Owned on February 28, 2003

				Number of Shares[4]		Vested Option Shares[5]	Percentage of Shares Outstanding[6]

James R. Appleton	President,	66	2001	15,579		—	1.23%
Director	University of Redlands		(2001)[7]
Bruce J. Bartells Vice Chairman of the Board	Chief Executive Officer,	58	1999	21,855		3,863	2.03%
	Wilden Pump & Engineering		(1992)[7]
Carole H. Beswick	Part Owner,	61	2000	21,548	[8]	3,863	2.01%
Director	Paper Partners, Inc.		(1990)[7]
Irving M. Feldkamp, III, DDS	President/Owner,	58	2000	45,850		882	3.70%
Director	Hospitality Dental Associates		(1998)[7]
	and Glen Helen Racing
Larry Jacinto Director	President, Larry Jacinto	53	2000	57,462	[9]	2,624	4.75%
	Construction, Pangahamo		(1998)[7]
	Materials, Inc., Larry Jacinto Farming, and Mentone Enterprises; Vice President, Rancho Las Narajas
Ronald J. Jeffrey	Vice President	59	2000	29,248		3,863	2.61%
Director	Tri-City Acoustics, Inc.		(1990)[7]
	(Specialty Subcontracting)

3 All offices held apply to both 1st Centennial Bancorp and 1st Centennial Bank unless otherwise indicated.

4 Except as otherwise noted, may include shares held by such person’s spouse (except where legally separated) and minor children, and by any other relative of such person who has the same home; shares held in “street name” for the benefit of such person; shares held by a family trust as to which such person is a trustee and primary beneficiary with sole voting and investment power (or shared power with a spouse); or shares held in an Individual Retirement Account or pension plan as to which such person is the sole beneficiary and has pass-through voting rights and investment power.  All figures in this table have been adjusted to reflect the 5% stock dividend payable on March 10, 2003 to shareholders of record as of February 7, 2003.

5 Represents option shares which are vested or will vest within 60 days of February 28, 2003 pursuant to 1st Centennial’s 2001 Stock Option Plan.  (See “ – Compensation of Directors” and “ – Stock Options” herein.)

6 This percentage is based on the total number of shares of 1st Centennial’s common stock outstanding, plus the number of option shares which are vested or will vest within 60 days of February 28, 2003 pursuant to 1st Centennial’s 2001 Stock Option Plan.  (See “ – Stock Options” and “ – Compensation of Directors” herein.)

7 Year first elected or appointed a director of 1st Centennial Bank (formerly Redlands Centennial Bank).

8 Includes 1,191 shares held by Mrs. Beswick as trustee for her adult son and 1,840 shares held in joint tenancy with certain adult children, as to which shares Mrs. Beswick has shared voting and investment power; and 7,819 shares held in the name of her husband’s IRA, as to which shares Mrs. Beswick has neither voting nor investment power.

9 Includes 6,615 shares held by Larry Jacinto Construction, Inc., of which Mr. Jacinto is President and sole shareholder, as to which shares Mr. Jacinto has sole voting and investment power.

(Table and footnotes continued on following page.)

Name and Offices Held with 1st Centennial[3]	Principal Occupation for the Past Five Years	Age	Year First Elected or Appointed Director	Common Stock Beneficially Owned on February 28, 2003

				Number of Shares[4]		Vested Option Shares[5]	Percentage of Shares Outstanding[6]

William A. McCalmon Director	President and Owner, RPM	57	2000	19,014		3,863	1.81%
	Insurance Services, Inc.		(1990)[7]
	(Registered Principal of PIM Financial Services, Inc.)
Patrick J. Meyer	Owner, Urban Environs	51	1999	34,579		3,863	3.04%
Chairman of the Board	(Land Planning Consultation)		(1990)[7]
Richard M. Sanborn	Executive Vice President	40	2002	9,955		2,535	0.99%
Director; also Executive Vice President/Branch Administrator,	and Branch Administrator,
1st Centennial Bank	1st Centennial Bank[10]
Timothy P. Walbridge	President and	53	2002	105		6,279	0.50%
President, Chief Executive	Chief Executive Officer,		(2001)[7]
Officer and Director	1st Centennial Bank[10]
Stanley C. Weisser	Retired (formerly	61	2001	13,080		—	1.04%
Director	Chief Executive Officer		(2001)[7]
	and Pharmacist,
	Network Pharmaceutical)
Douglas F. Welebir	Attorney and President,	60	2000	31,567	[11]	3,863	2.80%
Director	Welebir & McCune		(1990)[7]
	(Law Corporation)
Suzanne Dondanville Executive Vice President	Executive Vice President	40	n/a	—		1,764	0.14%
and Chief Operating Officer, 1st Centennial Bank	and Chief Operating Officer,
	1st Centennial Bank[10]

Beth Sanders	Executive Vice President	51	n/a	24,152	[12]	7,442	2.49%
Executive Vice President	and Chief Financial Officer,
and Chief Financial Officer	1st Centennial Bank[10]
Thomas E. Vessey	Executive Vice President	63	n/a	1,102		—	0.09%
Executive Vice President	and Chief Credit Officer,
and Chief Credit Officer, 1st Centennial Bank	1st Centennial Bank[10]

Directors and				325,096	[12]	44,704	28.29%
Executive Officers as a Group
(15 persons)

(Certain footnotes appear on previous page.)

10 For additional information concerning this individual’s principal occupation or employment for the past five years, see the narrative discussion which follows this table.

11 Includes 3,000 shares held by the Welebir, McCune & Jure Retirement Trust, of which Mr. Welebir is a co-trustee, as to which shares Mr. Welebir has shared voting and investment power.

12 Includes 324 shares allocated to Mrs. Sanders’ account pursuant to 1st Centennial’s Employee Stock Ownership Plan, as to which shares Mrs. Sanders has pass-through voting rights and investment power; and 7,271 shares held by 1st Centennial’s 401(k) Plan, of which Mrs. Sanders is a co-trustee, as to which shares Mrs. Sanders has shared voting but no investment power.

          The following provides additional information on the principal occupation or employment for each of the executive officers of 1st Centennial Bank and 1st Centennial Bancorp during the past five years:

          Timothy P. Walbridge has served as President and Chief Executive Officer of both 1st Centennial Bank and 1st Centennial Bancorp since November 2001.  Previously, he served as Executive Vice President and Chief Lending Officer of 1st Centennial Bank since June 2000, and as Senior Vice President and Loan Administrator of First Security Bank of California in Covina since 1996.  He has also been a director of 1st Centennial Bancorp since April 2002 and of 1st Centennial Bank since November 2001.

          Beth Sanders has served as Executive Vice President and Chief Financial Officer of 1st Centennial Bancorp since it was formed in 1999.  She has also been Chief Financial Officer of 1st Centennial Bank since its inception in 1990, initially as Vice President until 1993, then as Senior Vice President until she was promoted to Executive Vice President in 1997.

          Richard M. Sanborn has been Executive Vice President and Branch Administrator of 1st Centennial Bank since January 1, 2003, and was President of the Palomar Community Bank Division of 1st Centennial Bank from May 24, 2002 (when Palomar Community Bank was merged with and into 1st Centennial Bank) until December 31, 2002.  Previously, he served as President and Chief Executive Officer of Palomar Community Bank (which was acquired by 1st Centennial in August 2001) since March 1999, and as Vice President/Regional Director of Home Savings in San Diego, California since 1997.  He has also been a director of 1st Centennial Bancorp and 1st Centennial Bank since April 2002.

          Thomas E. Vessey has served as Executive Vice President and Chief Credit Officer of 1st Centennial Bank since March 26, 2002.  Previously, he served as Senior Vice President and Senior Credit Officer of Wells Fargo Bank from March 2001 to March 2002; and as Executive Vice President and Senior Credit Officer of First Security Bank of California in Covina since 1996.

          Suzanne Dondanville has been Executive Vice President and Chief Operating Officer of 1st Centennial Bank since January 1, 2003.  Previously, she served as Senior Vice President/Marketing and Strategic Development of 1st Centennial Bank since January 2001; as a consultant to 1st Centennial Bank since January 1998; and as Vice President/Chief Information Officer of Highland Federal Bank from October 1995 until that bank was acquired by Jackson Federal Bank in December 2000.

Committees of the Board of Directors

          Our Board of Directors has, among others, a standing Audit Committee, composed of directors Bartells (Chairman), Appleton, Feldkamp, Jeffrey, McCalmon, Meyer and Welebir.  The purpose of the Audit Committee, which met thirteen (13) times during 2002, is to meet with our outside auditors in order to fulfill the legal and technical requirements necessary to adequately protect our directors, shareholders, employees and depositors.  It is also the responsibility of the Audit Committee to select our independent accountants and to make certain that the independent accountants have the necessary freedom and independence to freely examine all of our records.  The Audit Committee reviews the scope of external and internal audits, and meets monthly, or as needed, to review and assess the results of examinations of all applicable regulatory agencies and of our independent accountants.  The Committee then reports any significant findings to the Board.  Prior to the public release of annual and quarterly financial information, the Committee discusses with management and the independent accountants the results of the independent accountants’ audit or limited review procedures associated with this information.  Further, the Audit Committee pre-approves all audit and permissible non-audit services to be performed by the independent accountants, with certain de minimus exceptions.  The Audit Committee also reviews our financial disclosure documents, management perquisites, material litigation and regulatory proceedings and other issues relative to potentially significant corporate liability and reviews and monitors our codes of conduct.  Our Audit Committee Charter, a copy of which is attached hereto as Exhibit “A,” requires that the Audit Committee be comprised entirely of independent non-employee directors.  The Audit Committee is currently composed of seven non-employee directors, each of whom is an independent director as defined by the rules of Nasdaq.  No member of the Audit Committee, other than in his or her capacity as a member of the Board of Directors or Audit Committee, may accept any consulting, advisory or other compensatory fee from 1st Centennial.

          While our Board of Directors has no standing “compensation” committee, it has a Personnel Committee of which directors Beswick (Chairman), Appleton, Jeffrey, Meyer, Walbridge and Welebir, are members.  The primary function of the Personnel Committee, which met four (4) times during 2002, is to approve the employment of executive officers and recommend the compensation for all executive officers.  Additionally, the Personnel Committee reviews and/or approves personnel policies recommended by our executive officers.

          Our Board of Directors has no standing nominating committee; however, the procedures for nominating directors, other than by the Board of Directors itself, are set forth in our Bylaws and in the Notice of Annual Meeting of Shareholders.

          During the fiscal year ended December 31, 2002, our Board of Directors held a total of twelve (12) meetings.  Each person who served as a director of 1st Centennial during 2002 attended at least 75% of the aggregate of (1) the total number of such meetings, and (2) the total number of meetings held by all committees of the Board on which such director served during 2002 (or during such shorter period as such person served as a director during 2002).

Report of the Audit Committee

          Our Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2002.  The committee has discussed with our independent auditors, which are responsible for expressing an opinion on the conformity of our audited consolidated financial statements with generally accepted accounting principles, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including their judgments as to the quality of our financial reporting.  The committee has received from the independent auditors written disclosures and a letter as required by the Independence Standards Board, Standard No. 1, as amended, and discussed with the independent auditors the firm’s independence from management and 1st Centennial.  In considering the independence of our independent auditors, the committee took into consideration the amount and nature of the fees paid the firm for non-audit services, as described on page 11 below.

          In reliance on the review and discussions described above, the committee recommends to the Board of Directors that the year-end audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC.

Submitted by
Bruce J. Bartells, Chairman
James R. Appleton	William A. McCalmon
Irving M. Feldkamp, III	Patrick J. Meyer
Ronald J. Jeffrey	Douglas F. Welebir

Section 16(a) Beneficial Ownership Reporting Compliance

          Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to 1st Centennial during and with respect to its 2002 fiscal year, no director, executive officer or beneficial owner of 10% or more of our common stock failed to file, on a timely basis, reports required during or with respect to 2002 by Section 16(a) of the Securities Exchange Act of 1934, as amended, except Mrs. Beswick, who inadvertently failed to timely file a Form 5 with respect to a small number of shares she received as a gift.

Executive Compensation

          The following table sets forth certain summary compensation information with respect to our Chief Executive Officer and our only other executive officers as of December 31, 2002 whose total annual compensation paid, accrued or distributed for the fiscal year ended December 31, 2002, exceeded $100,000 (the “Named Executive Officers”):

Summary Compensation Table

					Long Term Compensation

Name and Principal Position	Year	Annual Compensation			Stock Options Granted (Number of Shares)[14]	All Other Compensation

		Salary[13]		Bonus

Timothy P. Walbridge	2002	$185,000		$75,000	4,000	$20,516	[16]
President and	2001	139,167		65,000	30,001	19,033	[16]
Chief Executive Officer	2000	64,904	[15]	15,000	0	0
Richard M. Sanborn	2002	135,000		45,000	2,000	7,464	[18]
Executive Vice President	2001	61,025	[17]	15,000	11,500	2,381	[18]
and Branch Administrator
Beth Sanders	2002	125,000		45,000	2,500	12,454	[19]
Executive Vice President	2001	98,416		45,000	11,000	2,300	[19]
and Chief Financial Officer	2000	86,000		30,000	0	7,076	[20]
Thomas E. Vessey Executive Vice President and Chief Credit Officer	2002	73,806	[21]	35,000	12,000	3,165	[22]

Employment Agreements

          1st Centennial has entered into an employment agreement with Timothy P. Walbridge, President and Chief Executive Officer, for a term of three (3) years commencing December 1, 2001.  Mr. Walbridge’s employment agreement calls for an annual base salary of $185,000 for each year of the term, with annual increases at the discretion of the Board of Directors.  His employment agreement also calls for discretionary bonuses, reimbursement for business expenses, use of a company owned automobile, and certain insurance benefits.  In the event of termination without cause, Mr. Walbridge is entitled to receive a lump sum payment equal to twelve (12) months’ worth of his then base salary.  Similarly, if Mr. Walbridge’s employment is terminated or materially changed as a result of a merger, reorganization or similar transaction in which 1st Centennial is not the surviving entity, or a change in ownership of at least 50% of 1st Centennial’s stock, he shall receive severance pay equal to twelve (12) months’ worth of his then base salary.

13 Includes portions of these individuals’ salaries which were deferred pursuant to 1st Centennial’s 401(k) Plan.   See “– 401(k) Plan” herein.

14 As adjusted to reflect stock dividends declared by 1st Centennial since the date of grant (if applicable), but not to reflect the 5% stock dividend payable to shareholders of record as of February 7, 2003.

15 Represents salary paid from June 26, 2000 (commencement of Mr. Walbridge’s employment) through December 31, 2000.

16 Includes $19,633 and $19,033 accrued by 1st Centennial in 2002 and 2001, respectively, in connection with Mr. Walbridge’s salary continuation agreement; and term life insurance premiums of $883 in 2002.  See “ – Salary Continuation Agreements” herein.

17 Represents salary paid from August 17, 2001 (the date Palomar Community Bank was acquired by 1st Centennial) through December 31, 2001.

18 Includes $1,294 and $2,381 accrued by 1st Centennial in 2002 and 2001, respectively, in connection with Mr. Sanborn’s salary continuation agreement; employer contributions to Mr. Sanborn’s account pursuant to the 401(k) Plan in the amount of $5,906 in 2002; and term life insurance premiums of $264 in 2002.  See “– Salary Continuation Agreements” and “ – 401(k) Plan” herein.

19 Includes $8,902 accrued by 1st Centennial in 2002 in connection with Mrs. Sanders’ salary continuation agreement; employer contributions to Mrs. Sanders’ account pursuant to the 401(k) Plan in the amounts of $3,000 and $2,300 in 2002 and 2001, respectively; and term life insurance premiums of $552 in 2002.  See “– Salary Continuation Agreements” and “ – 401(k) Plan” herein.

20 Includes employer contributions to Mrs. Sanders’ account pursuant to the 401(k) Plan in the amount of $2,500, and employer contributions to Mrs. Sanders’ account pursuant to 1st Centennial’s Employee Stock Ownership Plan in the amount of $4,576.  See “– 401(k) Plan” and “– Employee Stock Ownership Plan” herein.

21 Represents salary paid from March 26, 2002 (commencement of Mr. Vessey’s employment) through December 31, 2002.

22 Consists of employer contributions to Mr. Vessey’s account pursuant to the 401(k) Plan in the amount of $2,967; and term life insurance premiums of $198.  See “– 401(k) Plan” herein.

          1st Centennial has also entered into an employment agreement with Beth Sanders, Executive Vice President and Chief Financial Officer, for a term of three (3) years commencing December 1, 2001.  Mrs. Sanders’ employment agreement calls for an annual base salary of $125,000 for each year of the term, and the remaining terms of her agreement are identical in all material respects to Mr. Walbridge’s employment agreement as described above.

          1st Centennial has also entered into an employment agreement with Richard M. Sanborn, originally in his capacity as President and Chief Executive Officer of Palomar Community Bank, for a term of three (3) years commencing August 17, 2001.  Mr. Sanborn’s employment agreement calls for an annual base salary of $135,000 for each year of the term, with annual increases at the discretion of the Board of Directors.  His employment agreement also calls for discretionary bonuses, reimbursement for business expenses, an automobile allowance, and certain insurance benefits.  In the event of a merger, reorganization or similar transaction in which 1st Centennial is not the surviving entity, or a change in ownership of at least 50% of 1st Centennial’s stock, Mr. Sanborn’s employment agreement shall terminate and he shall receive a lump sum payment equal to twenty-four (24) months’ worth of his then base salary, plus his benefits under his employment agreement for a period of twenty-four (24) months.  In the event his employment is terminated or materially changed without cause, Mr. Sanborn is entitled to receive a lump sum payment equal to twelve (12) months’ worth of his then base salary, plus his benefits under his employment agreement for a period of six (6) months.  As a result of the merger of Palomar Community Bank and 1st Centennial Bank in May 2002, if Mr. Sanborn voluntarily resigns during the term of his employment agreement, he shall receive the same lump sum payment and benefits as if he had been terminated without cause.  In the event of such voluntary termination or termination without cause, Mr. Sanborn shall upon termination become subject to a consulting and noncompetition agreement pursuant to which he will provide certain consulting services and refrain from competing with 1st Centennial in exchange for payment of $1,000 per month for a period of eighteen (18) months unless terminated earlier in accordance with that agreement.

Salary Continuation Agreements

          1st Centennial entered into a salary continuation agreement with Mr. Walbridge in 2001 to provide him with (i) supplemental income upon retirement, (ii) an additional incentive to remain with 1st Centennial in order to receive his full retirement benefits; and (iii) a compensation package which is competitive in the marketplace.  Pursuant to his salary continuation agreement, Mr. Walbridge (or his beneficiary) will receive $142,576 per year for fifteen (15) years upon retirement, subject to certain conditions.  In order to receive his full retirement benefits,  Mr. Walbridge must remain continuously employed by 1st Centennial until he retires (at age 66), except that (i) full benefits will be paid in the event of death prior to retirement; and (ii) in the event of a merger or similar transaction in which 1st Centennial is not the surviving entity or in the event of certain changes in control of 1st Centennial or the sale of more than 50% of its assets, if Mr. Walbridge is not retained in the same or a comparable position, he shall be entitled to receive a lump sum payment equal to the then present value of the aggregate amount of his annual retirement benefits.  All benefits would cease in the event of termination for cause, and if Mr. Walbridge’s employment were to end due to disability, voluntary termination or termination without cause, he would be entitled to receive, at the retirement age, an annual retirement benefit based on the percentage of total retirement benefits which had vested under the salary continuation agreement as of the termination date.  Such benefits began to vest at the rate of 10% per year on August 1, 2002.

          1st Centennial has also entered into a salary continuation agreement with Richard Sanborn in 2001 containing the same material terms as Mr. Walbridge’s salary continuation agreement, except that Mr. Sanborn’s retirement age will be 65, the amount of his annual benefits will be $157,033, and his benefits began to vest on October 1, 2002.

          1st Centennial also entered into a salary continuation agreement with Beth Sanders in 2001, containing the same material terms as Mr. Walbridge’s salary continuation agreement, except that her retirement age will be 65, the amount of her annual benefits will be $116,848, and her benefits began to vest on December 1, 2002.

          1st Centennial intends to fund its obligations under the salary continuation agreements through the proceeds of single premium life insurance policies previously purchased by 1st Centennial for a total of approximately $1.9 million for these three individuals combined, which policies name 1st Centennial as beneficiary.  The cost of making payments under the salary continuation agreements will be accrued for annually by 1st Centennial in amounts such that all future payments to be made will have been fully accrued for by the retirement date.  1st Centennial will eventually be reimbursed, however, for payments made under the salary continuation agreements through the proceeds of the life insurance policies referred to above. The amounts accrued by 1st Centennial in 2001 and 2002 to fund the salary continuation agreements for the Named Executive Officers are set forth in the Summary Compensation Table above (see “ – Executive Compensation” above).

401(k) Plan

          1st Centennial has adopted a savings and retirement plan covering substantially all of its employees, which plan is designed to comply with Internal Revenue Code Section 401(k).  The 401(k) Plan permits all participants to contribute up to 15% of their annual salary on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made.  Our policy is to match, in the form of 1st Centennial stock, 50% of employee contributions which do not exceed 10% of such employee’s annual compensation, which contributions become vested over a period of six years at the rate of 20% per year beginning at the end of the second year of completed employment. The amounts allocated to Named Executive Officers in 2000 through 2002 under this plan are set forth in the Summary Compensation Table above (see “— Executive Compensation” above).

Employee Stock Ownership Plan

          1st Centennial has established a qualified Employee Stock Ownership Plan under Sections 401(a) and 501(a) of the Internal Revenue Code.  Pursuant to the Employee Stock Ownership Plan, 1st Centennial may make discretionary contributions in the form of 1st Centennial’s common stock, which contributions are to be allocated on an annual basis to employee participants in the plan in proportion to such employees’ compensation from 1st Centennial vis-à-vis the compensation of all other plan participants.  The contributions made by 1st Centennial fully vest in the employees accounts over a period of five years and are generally payable to plan participants commencing upon their retirement.  1st Centennial has not made any contributions to the Employee Stock Ownership Plan since 2000.  The amounts allocated to Named Executive Officers in 2000 under this plan are set forth in the Summary Compensation Table above (see “— Executive Compensation” above).

Stock Options

          1st Centennial’s 2001 Stock Option Plan, as amended, intended to advance the interests of 1st Centennial Bancorp and its subsidiaries by encouraging stock ownership on the part of key employees, was adopted by the shareholders on April 23, 2002.  The stock option plan provides for the issuance of both “incentive” and “non-qualified” stock options to full-time salaried officers and employees, and “non-qualified” stock options to non-employee directors, of 1st Centennial Bancorp and its subsidiaries.  All options are granted at an exercise price of not less than 100% of the fair market value of the stock on the date of grant.   Each option expires not later than ten (10) years from the date the option was granted.  Options are exercisable in installments as provided in individual stock option agreements; provided, however, that if an optionee fails to exercise his or her rights under the options within the year such rights arise, the optionee may accumulate them and exercise the same at any time thereafter during the term of the option.  In addition, in the event of a “Terminating Event,” i.e., a merger or consolidation of 1st Centennial as a result of which 1st Centennial will not be the surviving corporation, a sale of substantially all of 1st Centennial’s assets, or a change in ownership of at least 25% of 1st Centennial’s stock (subject to certain exceptions), all outstanding options under the stock option plan shall become exercisable in full (subject to certain notification requirements), and shall terminate if not exercised within a specified period of time, unless provision is made in connection with the Terminating Event for assumption of such options, or substitution of new options covering stock of a successor corporation.  The 2001 stock option plan replaced 1st Centennial’s previous stock option plan, which terminated by its own terms on January 18, 2001.  All options under the previous stock option plan which were outstanding on February 20, 2002 were transferred to the current stock option plan.  As of December 31, 2002, 1st Centennial had options outstanding to purchase a total of 268,22323 shares of its common stock under the 2001 stock

23 As adjusted to reflect any stock dividends declared since the grant date of options (if applicable), but not to reflect the 5% stock dividend payable to shareholders of record as of February 7, 2003.

option plan, with an average exercise price of $17.6524 per share with respect to all such options.  As of December 31, 2002, the fair market value of 1st Centennial’s common stock was $27.00 per share.

          The following table furnishes information regarding stock options granted to the Named Executive Officers during 2002:

Name	Number of Options Granted		Percent of Total Options Granted to Employees During Period	Exercise or Base Price	Expiration Date

Timothy P. Walbridge	4,000	[25]	3.84%	$21.00	11/1/12
Richard M. Sanborn	2,000	[25]	1.92%	21.00	11/1/12
Beth Sanders	2,500	[25]	2.40%	21.00	11/1/12
Thomas E. Vessey	10,000	[25]	9.60%	17.00	5/28/12
	2,000	[25]	1.92%	21.00	11/1/12

          No options were exercised by the Named Executive Officers during 2002.  The following information is furnished with respect to stock options held by the Named Executive Officers at December 31, 2002:

	Number of Unexercised Options at December 31, 2002[24]		Value of Unexercised In-the-Money Options at December 31, 2002[26]

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Timothy P. Walbridge	6,000	28,001	$57,720	$254,890
Richard M. Sanborn	2,415	11,660	23,232	104,929
Beth Sanders	5,617	14,313	67,264	140,611
Thomas E. Vessey	—	12,000	n/a	120,000

Compensation of Directors

          The directors are not paid any directors fees by 1st Centennial Bancorp, but they receive director’s fees from 1st Centennial Bank for services they provide as directors of the bank.  During 2002, the directors each received a fee of $750 per month, except for the chairman who received $1,500 per month.  Non-employee directors of 1st Centennial Bank were also paid $75 per meeting for attendance at each meeting of a Board committee of which they were a member, except the Chairman of each committee who received $125 per meeting.  Beginning December 1, 2002, directors’ fees were increased to $1,250 per month, the chairman’s fee was increased to $2,500 per month, and fees for committee meetings were eliminated.  In addition, the directors and their dependents participate in 1st Centennial Bank’s self-funded dental plan.  Under 1st Centennial Bank’s dental plan, the maximum reimbursement by 1st Centennial Bank to any participant is $1,000 per year.

          During 2002 each non-employee director was granted a stock option to purchase 3,500 shares of common stock, at an exercise price of $21.00 per share, expiring in November 2012.  All of such options become exercisable at the rate of 20% per year commencing one year from the date of grant.  As of December 31, 2002, each non-employee director held the options described at the beginning of this paragraph, none of which were exercisable.  In addition, directors Bartells, Beswick, Jeffrey, McCalmon, Meyer, and Welebir held fully vested stock options

24 As adjusted to reflect any stock dividends declared since the grant date of options (if applicable), but not to reflect the 5% stock dividend payable to shareholders of record as of February 7, 2003.

25 These options vest at the rate of 20% per year commencing one (1) year from the date of grant.

26 Represents the difference between the aggregate fair market value and the aggregate exercise price of the shares at December 31, 2002.

covering 1,47427 shares each, at exercise prices of $8.8127 per share, and stock options covering 2,75627 shares each, at exercise prices of $13.8327 per share, 60% of which were vested; director Feldkamp held a stock option to purchase 4,23027 shares at an exercise price of $17.3827 per share, 20% of which was vested; and director Jacinto held stock options covering 2,75627 and 1,47427 shares each, which were 60% and 20% vested, respectively, at exercise prices of $13.8327 and $17.3827 per share, respectively.  As of December 31, 2002, the fair market value of 1st Centennial’s common stock was $27.00 per share.

Certain Transactions

          Some of the executive officers and directors of 1st Centennial and the companies with which they are associated have been customers of, and have had banking transactions with, 1st Centennial in the ordinary course of 1st Centennial’s business since January 1, 2002, and 1st Centennial expects to continue to have such banking transactions in the future.  All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of Management of 1st Centennial, have not involved more than the normal risk of repayment or presented any other unfavorable features.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

          The Board of Directors has appointed Hutchinson and Bloodgood as independent accountants for 1st Centennial for the fiscal year ending December 31, 2003.  Hutchinson and Bloodgood audited our financial statements for the fiscal year ended December 31, 2002, and have been our accountants since inception.  It is anticipated that a representative or representatives of Hutchinson and Bloodgood will be present at the Meeting and will be available to respond to appropriate questions.  All professional services rendered by Hutchinson and Bloodgood concerning the fiscal year ended December 31, 2002 were furnished at customary rates and terms.

Fees

          Audit Fees.  Aggregate fees billed by Hutchinson and Bloodgood for professional services rendered in connection with the audit of 1st Centennial’s annual financial statements for the fiscal year ended December 31, 2002 and for the required review of 1st Centennial’s financial statements included in its Form 10-QSB’s for that same year totaled $84,500.

          Financial Information System Design and Implementation Fees. No fees were paid to Hutchinson and Bloodgood for financial information system design and implementation services rendered for the 2002 fiscal year.

          All Other Fees.  $35,335 was paid to Hutchinson & Bloodgood for all other services rendered for the 2002 fiscal year, consisting of $13,685 for tax services, $17,000 for regulatory mandated interest rate risk review, and $4,650 relating to the issuance of trust preferred securities by our subsidiary trust.

PROPOSALS OF SHAREHOLDERS

          Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings.  Any such proposal concerning our 2004 Annual Meeting of Shareholders must be submitted by a shareholder prior to December 4, 2003 in order to qualify for inclusion in the proxy statement relating to such meeting.  The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement.  Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

27 As adjusted to reflect any stock dividends declared since the grant date of options (if applicable), but not to reflect the 5% stock dividend payable to shareholders of record as of February 7, 2003.

          The persons named as proxies for the 2004 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal which is not included in our proxy materials for the meeting, unless we receive notice of the proposal by February 18, 2004.  If we receive proper notice by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

OTHER MATTERS

          Management does not know of any matters to be presented to the Meeting other than those set forth above.  However, if other matters properly come before the Meeting, it is the intention of the Proxy Holders to vote said Proxy in accordance with the recommendations of your Board of Directors, and authority to do so is included in the Proxy.

DATED: April 3, 2003	1st CENTENNIAL BANCORP

/s/ TIMOTHY P. WALBRIDGE

Timothy P. Walbridge President and Chief Executive Officer

A COPY OF 1ST CENTENNIAL’S 2002 ANNUAL REPORT ON FORM 10-KSB INCLUDING FINANCIAL STATEMENTS (BUT WITHOUT EXHIBITS) FILED WITH THE SEC IS INCLUDED AS PART OF OUR ANNUAL REPORT TO SHAREHOLDERS WHICH IS BEING SENT TO SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT.  IF A SHAREHOLDER DESIRES COPIES OF THE EXHIBITS TO THE REPORT, THEY WILL BE PROVIDED UPON PAYMENT BY THE SHAREHOLDER OF THE COST OF FURNISHING THE EXHIBITS TOGETHER WITH A WRITTEN REQUEST TO BETH SANDERS, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF 1st CENTENNIAL BANCORP, AT 218 EAST STATE STREET, REDLANDS, CALIFORNIA 92373.

AUDIT COMMITTEE CHARTER

I.	AUDIT COMMITTEE PURPOSE

The Audit Committee of 1st Centennial Bancorp and 1st Centennial Bank (jointly, the “Company”) is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.  The Audit Committee’s primary duties and responsibilities are to:

	•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

	•	Appoint the Company’s independent auditors;

	•	Monitor the independence and performance of the Company’s independent auditors, the external audit function, and the loan review function; and

	•	Provide an avenue of communication among the independent auditors, management, the external audit function, and the Board of Directors.

II.	AUDIT COMMITTEE AUTHORITY

	•	The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the Company;

	•	The Audit Committee has the authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties;

	•	The Audit Committee has the authority to appoint and determine the compensation of the independent auditors, and the Company shall provide appropriate funding for such compensation; and

	•	The Audit Committee has the authority to resolve disagreements between the Company’s management and the independent auditors regarding financial reporting.

III.	ROLE AND INDEPENDENCE; ORGANIZATION

The Committee appoints the Company’s independent auditors and assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control, and financial reporting practices of the Company.  It may also have such other duties as may from time to time be assigned to it by the Board.  The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment.  No Committee member, other than in his or her capacity as a member of the Board of Directors or of the Committee, may accept any consulting, advisory, or other compensatory fee from the Company.  No Committee member may be an officer, employee or 10% or greater shareholder of the Company or any parent or subsidiary thereof.  Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, as set forth in the applicable rules of Nasdaq.

A director will not be considered “independent” under Nasdaq rules if, among other things, he or she has:

	1.	Been employed by the Company in the current or past three years;

EXHIBIT “A”

	2.	Accepted any compensation from the Company in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

	3.	An immediate family member who is, or has been in the past three years, employed by the Company as an executive officer;

4.

Been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company’s securities) that exceed five percent of the Company’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

	5.	Been employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

IV.	AUDIT COMMITTEE COMPOSITION AND MEETINGS

In addition to the independence requirements set forth in Article III above, all members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board.  If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.  The Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and Compliance Officer, at the request of the Audit Committee, may attend Audit Committee meetings, as non-voting, non-member liaisons of the Company.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.  The Audit Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.  In addition, the Audit Committee, or at least its Chair, should communicate with management and/or the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

V.	AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

	A.	Review Procedures. The Audit Committee shall:
1.

Review and reassess the adequacy of this charter at least annually.  Submit the charter to the Board of Directors for approval annually and have the document published at least every three years in accordance with SEC regulations.

2.

Review the Company’s annual audited financial statements prior to filing or distribution.  Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.

3.

In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.  Review significant findings prepared by the independent auditors together with management’s responses, if any.

4.

Review with financial management and/or the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial reports prior to filing or distribution.  Discuss any significant changes to the

Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item B.5).  The Chair may represent the entire Audit Committee for purposes of this review.

	5.	Review the budget, plan, and changes in plan, activities and organizational structure, as needed.

6.

On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies, if any.

B	Independent Auditors

1.

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.  The Audit Committee shall review the independence and performance of the auditors and shall be responsible for the annual appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

	2.	The Audit Committee shall approve the audit fees and other significant compensation to be paid to the independent auditors for permitted non-audit services.

3.

On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they may have with the Company that could impair the auditors’ independence, and the Audit Committee shall receive the written disclosures and the letters from independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committee), as such may be modified or supplemented.

	4.	The Audit Committee shall review the independent auditors’ plan and discuss scope, staffing, locations, reliance upon management, and external audit and general audit approach.

5.

Prior to releasing the year-end earnings, the Audit Committee shall discuss the results of the audit with the independent auditors.  Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

	6.	The Audit Committee shall consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

7.

The Audit Committee shall pre-approve all audit and permissible non-audit services to be performed by the independent auditors, provided that pre-approval is not required with respect to non-audit services if:

•

the aggregate amount of all such non-audit services provided to the Company constitutes 5% or less of the total amount paid by the Company to its independent auditor during the fiscal year in which the non-audit services are provided;

• such services were not recognized at the time of the engagement to be non-audit services; and

•

such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the Audit.

	C.	Other Audit Committee Responsibilities. The Audit Committee shall also:

		1.	Annually prepare a report to shareholders as required by the SEC. This report should be sent to shareholders together with the Company’s annual proxy statement.

		2.	Review significant reports prepared by the Company’s internal and/or external loan review personnel together with management’s response and follow-up to these reports.

		3.	Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

		4.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the forgoing activities.

		5.	Contract for the annual Company audit.

		6.	Review and approve the audit plan, scope, and cost of outside audits.

		7.	Review the adequacy of the Allowance for Loan and Lease Losses and the methods used in its determination;

		8.	Review third party data processing audits;

		9.	Review the Company’s Risk Management Policy and systems to ensure the various types of risk are defined, measured, controlled, and monitored.

		10.	Establish procedures for:

• receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

• the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

VI.	OUTSIDE AUDITS

The Audit Committee will require the outside auditors to:

	•	submit a statement as to the scope of the audit;

	•	describe current or proposed financial accounting and reporting developments and their effect on the scope of the audit;

	•	provide an estimate of audit fees;

	•	determine the degree of reliance of the work of the Company’s audits and certifications;

	•	determine if there are any significant problem areas foreseen;

• determine if there are any SEC issues;

• audit procedures used to establish reserves; and

• describe any alternative accounting treatments for significant areas.

VII.	EXAMINATIONS

The Audit Committee will review all reports from regulatory agencies and management’s response to the examination and its efforts to correct noted problems.

VIII.	COMPLIANCE

1st Centennial Bank is an active member of Bankers’ Compliance Group and by Board resolution, incorporates the Standard Procedures Manuals by reference into all of 1st Centennial Bank’s Procedures Manuals.

1st Centennial Bank has joined Bankers Compliance Group to ensure that current compliance information is provided to all employees.  The Bank also has an agreement with Bankers’ Compliance Group to provide services on a case-by-case basis.

Employees will attend compliance conferences for continuing education.

IX.	COMPLIANCE AUDITS

The Bank will schedule compliance audits at least annually for the loan and operations departments.

X.	COMPLIANCE COMMITTEE

The Bank has organized a staff Compliance Committee to meet on a quarterly basis to discuss pending compliance issues and audit results.

XI.	COMPLIANCE CALENDAR

The corporate secretary shall be responsible for maintaining the compliance calendar.  Monthly, a schedule of required compliance training and Board policy review is forwarded to the appropriate departments.

XII.	SECURITY

The Board of Directors appoints a security officer who reports annually to the Board. A separate Security Policy has been approved by the Board of Directors.

XIII.	INFORMATION TECHNOLOGY

The Company will ensure that its electronic banking and information delivery systems comply with standards set by the FDIC.  The Marketing & Strategic Development Officer has been given the authority to develop and implement software/hardware necessary to protect Bank assets and necessary security, and is to report periodically to Audit Committee

REVOCABLE PROXY

1st CENTENNIAL BANCORP

ANNUAL MEETING OF SHAREHOLDERS—April 22, 2003

The undersigned shareholder(s) of 1st Centennial Bancorp (“1st Centennial”) hereby nominates, constitutes and appoints Patrick J. Meyer, Bruce J. Bartells, and Timothy P. Walbridge and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of 1st Centennial which the undersigned is entitled to vote at the Annual Meeting of Shareholders of 1st Centennial to be held at the Redlands Country Club, 1749 Garden Street, Redlands, California, on Tuesday, April 22, 2003 at 6:00 p.m., and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.	Election of Directors. Authority to elect the following twelve (12) persons to serve as directors until the next Annual Meeting of Shareholders and until their successors are elected and have qualified: James R. Appleton, Bruce J. Bartells, Carole H. Beswick, Irving M. Feldkamp, III, Larry Jacinto, Ronald J. Jeffrey, William A. McCalmon, Patrick J. Meyer, Richard M. Sanborn, Timothy P. Walbridge, Stanley C. Weisser and Douglas F. Welebir.

☐ AUTHORITY GIVEN	☐ AUTHORITY WITHHELD
To vote for all nominees (except as indicated to the contrary below).	To vote for all nominees.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),

PLEASE WRITE THE INDIVIDUAL’S OR INDIVIDUALS’ NAME(S) IN THE SPACE BELOW)

________________________________________

2.	To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of 1st Centennial or its Board of Directors at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “AUTHORITY GIVEN” FOR PROPOSAL 1. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED “AUTHORITY GIVEN” FOR PROPOSAL 1.

IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED

IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE SIGN AND DATE ON REVERSE SIDE.

PLEASE SIGN AND DATE BELOW.

(Number of Shares)	Dated:

(Please Print Name)	(Signature of Shareholder)

(Please Print Name)

(Signature of Shareholder)

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I (We) do _____ do not _____ expect to attend the Meeting.

Number of persons: _____________________________